Exhibit 99.1

Teradyne Reports 6% Revenue Growth Year on Year in First Quarter 2017;

Expects Sequential Revenue and Earnings per Share Growth in Second Quarter

•	Q1’17 revenue of $457 million, up 6% from Q1’16 and 20% from Q4’16

•	Semiconductor Test revenue up 4% from Q1’16

•	Universal Robots revenue up 117% from Q1’16

	Q1’17	Q1’16	Q4’16	Q4’15
Orders (mil)	$595	$389	$628	$522
Revenue (mil)	$457	$431	$380	$318
GAAP EPS	$0.42	$0.24	$0.33	($0.00)
Non-GAAP EPS	$0.44	$0.31	$0.32	$0.13

NORTH READING, Mass. – April 26, 2017 – Teradyne, Inc. (NYSE: TER) reported revenue of $457 million for the first quarter of 2017 of which $356 million was in Semiconductor Test, $40 million in System Test, $36 million in Industrial Automation, and $25 million in Wireless Test. GAAP net income for the first quarter was $85.2 million or $0.42 per share. On a non-GAAP basis, Teradyne’s net income in the first quarter was $88.7 million, or $0.44 per diluted share, which excluded acquired intangible asset amortization, restructuring and other charges, non-cash convertible debt interest, discrete income tax adjustments, and included the related tax impact on non-GAAP adjustments.

Orders in the first quarter of 2017 were $595 million of which $476 million were in Semiconductor Test, $46 million in System Test, $45 million in Industrial Automation, and $27 million in Wireless Test.

“We’re off to a great start in 2017 with year over year quarterly orders up 53%, revenue up 6%, and non-GAAP EPS up 42% to $0.44,” said CEO and President Mark Jagiela. “Semiconductor Test year over year quarterly orders were up 56% on broad strength in mobile, automotive, industrial analog, and Flash memory end market demand. Universal Robots’ (UR) year over year quarterly sales were up 117% powered by an expanding range of customers embracing the power of UR’s collaborative robots to reduce production costs and improve product quality.

“With our large backlog and strong first quarter orders, our Q2 revenue is expected to increase 28% year on year at the mid-point of our Q2 guidance. While we expect the familiar seasonality in the second half, we’re on track for another year of revenue and operating profit growth.”

Guidance for the second quarter of 2017 is revenue of $660 million to $700 million, with GAAP net income of $0.77 to $0.86 per diluted share and non-GAAP net income of $0.81 to $0.90 per diluted share. Non-GAAP guidance excludes acquired intangible asset amortization, non-cash convertible debt interest and includes the related tax impact on non-GAAP adjustments.

Webcast

A conference call to discuss the first quarter results, along with management’s business outlook, will follow at 10 a.m. ET, Thursday, April 27. Interested investors should access the webcast at www.teradyne.com and click on “Investors” at least five minutes before the call begins. Presentation materials will be available starting at 10 a.m. ET. A replay will be available on the Teradyne website at www.teradyne.com/investors.

Non-GAAP Results

In addition to disclosing results that are determined in accordance with GAAP, Teradyne also discloses non-GAAP results of operations that exclude certain income items and charges. These results are provided as a complement to results provided in accordance with GAAP. Non-GAAP income from operations and non-GAAP net income exclude acquired intangible asset amortization, non-cash convertible debt interest, pension actuarial gains and losses, discrete income tax adjustments and restructuring and other. GAAP requires that these items be included in determining income from operations and net income. Non-GAAP income from operations, non-GAAP net income, non-GAAP income from operations and non-GAAP net income as a percentage of revenue, and non-GAAP net income per share are non-GAAP performance measures presented to provide meaningful supplemental information regarding Teradyne’s baseline performance before gains, losses or other charges that may not be indicative of Teradyne’s current core business or future outlook. These non-GAAP performance measures are used to make operational decisions, to determine employee compensation, to forecast future operational results, and for comparison with Teradyne’s business plan, historical operating results and the operating results of Teradyne’s competitors. Non-GAAP gross margin excludes pension actuarial gains and losses. GAAP requires that these items be included in determining gross margin. Non-GAAP gross margin dollar amount and percentage are non-GAAP performance measures that management believes provide useful supplemental information for management and the investor. Management uses non-GAAP gross margin as a performance measure for Teradyne’s current core business and future outlook and for comparison with Teradyne’s business plan, historical gross margin results and the gross margin results of Teradyne’s competitors. Management believes each of these non-GAAP performance measures provides useful supplemental information for investors, allowing greater transparency to the information used by management in its operational decision making and in the review of Teradyne’s financial and operational performance, as well as facilitating meaningful comparisons of Teradyne’s results in the current period compared with those in prior and future periods. A reconciliation of each available GAAP to non-GAAP financial measure discussed in this press release is contained in the attached exhibits and on the Teradyne website at www.teradyne.com by clicking on “Investors” and then selecting the “GAAP to Non-GAAP Reconciliation” link. The non-GAAP performance measures discussed in this press release may not be comparable to similarly titled measures used by other companies. The presentation of non-GAAP measures is not meant to be considered in isolation, as a substitute for, or superior to, financial measures or information provided in accordance with GAAP.

About Teradyne

Teradyne (NYSE:TER) is a leading supplier of automation equipment for test and industrial applications. Teradyne Automatic Test Equipment (ATE) is used to test semiconductors, wireless products, data storage and complex electronic systems, which serve consumer, communications, industrial and government customers. Our Industrial Automation products include Collaborative Robots used by global manufacturing and light industrial customers to improve quality and increase manufacturing efficiency. In 2016, Teradyne had revenue of $1.75 billion and currently employs approximately 4,300 people worldwide. For more information, visit www.teradyne.com. Teradyne(R) is a registered trademark of Teradyne, Inc. in the U.S. and other countries.

Safe Harbor Statement

This release contains forward-looking statements regarding Teradyne’s future business prospects, results of operations, market conditions, earnings per share, the payment of a quarterly dividend, the repurchase of Teradyne common stock pursuant to a share repurchase program, use of proceeds and potential dilution from the senior convertible notes offering and potential borrowings under a senior secured credit facility. Such statements are based on the current assumptions and expectations of Teradyne’s management and are neither promises nor guarantees of future performance, events, earnings per share, use of cash, payment of dividends, repurchases of common stock, payment of the senior convertible notes or availability of, or borrowing under, the credit facility. There can be no assurance that management’s estimates of Teradyne’s future results or other forward-looking statements will be achieved. Additionally, the current dividend and share repurchase programs may be modified, suspended or discontinued at any time. Important factors that could cause actual results, earnings per share, use of cash, dividend payments, repurchases of common stock, payment of the senior convertible notes or borrowings under the credit facility to differ materially from those presently expected include: conditions affecting the markets in which Teradyne operates; decreased or delayed product demand from one or more significant customers; development, delivery and acceptance of new products; the ability to grow Universal Robots’ business; increased research and development spending; deterioration of Teradyne’s financial condition; the consummation and success of any mergers or acquisitions; unexpected cash needs; insufficient cash flow to make required payments and pay the principal amount on the senior convertible notes; the business judgment of the board of directors that a declaration of a dividend, the repurchase of common stock or borrowing under the credit facility is not in the company’s best interests; and other events, factors and risks disclosed in filings with the SEC, including, but not limited to, the “Risk Factors” section of Teradyne’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016. The forward-looking statements provided by Teradyne in this press release represent management’s views as of the date of this release. Teradyne anticipates that subsequent events and developments may cause management’s views to change. However, while Teradyne may elect to update these forward-looking statements at some point in the future, Teradyne specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Teradyne’s views as of any date subsequent to the date of this release.

TERADYNE, INC. REPORT FOR FIRST FISCAL QUARTER OF 2017

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

	Quarter Ended
	April 2, 2017	December 31, 2016	April 3, 2016
Net revenues	$456,913	$379,989	$430,994
Cost of revenues (exclusive of acquired intangible assets amortization shown separately below) (1) (2)	191,980	160,983	200,662

Gross profit	264,933	219,006	230,332

Operating expenses:
Engineering and development (1)	76,182	70,052	73,464
Selling and administrative (1)	84,906	76,289	79,174
Acquired intangible assets amortization	7,952	7,923	19,994
Restructuring and other (3)	2,511	5,570	1,587

Operating expenses	171,551	159,834	174,219

Income from operations	93,382	59,172	56,113

Interest and other (4)	(1,366)	(288)	1,079

Income before income taxes	92,016	58,884	57,192

Income tax provision (benefit)	6,795	(7,461)	7,206

Net income	$85,221	$66,345	$49,986

Net income per common share:
Basic	$0.43	$0.33	$0.24

Diluted	$0.42	$0.33	$0.24

Weighted average common shares—basic	200,005	200,810	204,271

Weighted average common shares—diluted	201,936	202,947	205,732

Cash dividend declared per common share	$0.07	$0.06	$0.06

Net orders	$594,733	$628,284	$389,417

(1) Pension actuarial gains included in our operating results were as follows:
	Quarter Ended
	April 2, 2017	December 31, 2016	April 3, 2016
Cost of revenues	$—	$(774)	$(393)
Engineering and development	—	(725)	(394)
Selling and administrative	—	(502)	(406)

	$—	$(2,001)	$(1,193)

(2) Cost of revenues includes:
	Quarter Ended
	April 2, 2017	December 31, 2016	April 3, 2016
Provision for excess and obsolete inventory	$2,726	$2,345	$4,373
Sale of previously written down inventory	(1,134)	(1,924)	(1,168)

	$1,592	$421	$3,205

(3) Restructuring and other consists of:
	Quarter Ended
	April 2, 2017	December 31, 2016	April 3, 2016
Facility related	$1,294	$—	$—
Contingent consideration fair value adjustment	634	5,445	1,173
Employee severance	583	125	414

	$2,511	$5,570	$1,587

(4) Interest and other includes:
	Quarter Ended
	April 2, 2017	December 31, 2016	April 3, 2016
Non-cash convertible debt interest expense	$3,050	$642	$—

CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands)

	April 2, 2017	December 31, 2016
Assets
Cash and cash equivalents	$324,746	$307,884
Marketable securities	895,578	871,024
Accounts receivable	314,962	192,444
Inventories, net	203,278	135,958
Prepayments	106,987	108,454
Other current assets	8,602	8,039

Total current assets	1,854,153	1,623,803

Property, plant and equipment, net	253,548	253,821
Marketable securities	262,061	433,843
Deferred tax assets	127,918	107,405
Other assets	12,175	12,165
Retirement plans assets	7,517	7,712
Intangible assets, net	94,843	100,401
Goodwill	230,065	223,343

Total assets	$2,842,280	$2,762,493

Liabilities
Accounts payable	$121,417	$95,362
Accrued employees’ compensation and withholdings	79,018	109,944
Deferred revenue and customer advances	78,794	84,478
Other accrued liabilities	67,651	51,382
Contingent consideration	21,711	1,050
Accrued income taxes	24,466	30,480

Total current liabilities	393,057	372,696

Retirement plans liabilities	110,069	106,938
Long-term deferred revenue and customer advances	25,983	23,463
Deferred tax liabilities	11,255	12,144
Long-term other accrued liabilities	9,921	28,642
Long-term contingent consideration	16,205	37,282
Long-term debt	355,937	352,669

Total liabilities	922,427	933,834

Shareholders’ equity	1,919,853	1,828,659

Total liabilities and shareholders’ equity	$2,842,280	$2,762,493

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In thousands)

	Quarter Ended
	April 2, 2017	April 3, 2016
Cash flows from operating activities:
Net income	$85,221	$49,986
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	16,143	16,192
Amortization	11,070	20,470
Stock-based compensation	8,945	7,925
Provision for excess and obsolete inventory	2,726	4,373
Contingent consideration adjustment	634	1,173
Deferred taxes	(3,477)	(5,496)
Retirement plans actuarial gains	—	(1,193)
Other	2	484

Changes in operating assets and liabilities:
Accounts receivable	(123,792)	(42,552)
Inventories	(62,152)	(702)
Prepayments and other assets	1,104	(1,148)
Accounts payable and accrued expenses	(7,553)	1,346
Deferred revenue and customer advances	(3,333)	(13,836)
Retirement plans contributions	(947)	(1,250)
Accrued income taxes	14,288	(52)

Net cash (used for) provided by operating activities	(61,121)	35,720

Cash flows from investing activities:
Purchases of property, plant and equipment	(22,066)	(20,334)
Purchases of available-for-sale marketable securities	(153,317)	(221,778)
Proceeds from sales of available-for-sale marketable securities	213,593	239,370
Proceeds from maturities of available-for-sale marketable securities	88,184	73,458

Net cash provided by investing activities	126,394	70,716

Cash flows from financing activities:
Issuance of common stock under stock purchase and stock option plans	15,084	9,140
Repurchase of common stock	(37,730)	(28,001)
Dividend payments	(14,021)	(12,253)
Payment related to net settlement of employee stock compensation awards	(12,289)	(8,972)
Payment of contingent consideration	(1,050)	(11,697)

Net cash used for financing activities	(50,006)	(51,783)

Effects of exchange rate changes on cash and cash equivalents	1,595	—

Increase in cash and cash equivalents	16,862	54,653
Cash and cash equivalents at beginning of period	307,884	264,705

Cash and cash equivalents at end of period	$324,746	$319,358

GAAP to Non-GAAP Earnings Reconciliation

(In millions, except per share amounts)

	Quarter Ended
	April 2, 2017	% of Net Revenues			December 31, 2016	% of Net Revenues			April 3, 2016	% of Net Revenues
Net revenues	$456.9				$380.0				$431.0

Gross profit - GAAP	$264.9	58.0%			$219.0	57.6%			$230.3	53.4%
Pension mark-to-market adjustments (1)	—	—			(0.8)	-0.2%			(0.4)	-0.1%

Gross profit - non-GAAP	$264.9	58.0%			$218.2	57.4%			$229.9	53.3%

Income from operations - GAAP	$93.4	20.4%			$59.2	15.6%			$56.1	13.0%
Acquired intangible assets amortization	8.0	1.8%			7.9	2.1%			20.0	4.6%
Restructuring and other (2)	2.5	0.5%			5.6	1.5%			1.6	0.4%
Pension mark-to-market adjustments (1)	—	—			(2.0)	-0.5%			(1.2)	-0.3%

Income from operations - non-GAAP	$103.9	22.7%			$70.7	18.6%			$76.5	17.7%

			Net Income per Common Share				Net Income per Common Share				Net Income per Common Share
	April 2, 2017	% of Net Revenues	Basic	Diluted	December 31, 2016	% of Net Revenues	Basic	Diluted	April 3, 2016	% of Net Revenues	Basic	Diluted
Net income - GAAP	$85.2	18.6%	$0.43	$0.42	$66.3	17.4%	$0.33	$0.33	$50.0	11.6%	$0.24	$0.24
Acquired intangible assets amortization	8.0	1.8%	0.04	0.04	7.9	2.1%	0.04	0.04	20.0	4.6%	0.10	$0.10
Restructuring and other (2)	2.5	0.5%	0.01	0.01	5.6	1.5%	0.03	0.03	1.6	0.4%	0.01	$0.01
Pension mark-to-market adjustments (1)	—	—	—	—	(2.0)	-0.5%	(0.01)	(0.01)	(1.2)	-0.3%	(0.01)	$(0.01)
Interest and other (3)	3.1	0.7%	0.02	0.02	0.6	0.2%	0.00	0.00	—	—	—	$—
Exclude discrete tax adjustments (4)	(7.0)	-1.5%	(0.04)	(0.03)	(16.2)	-4.3%	(0.08)	(0.08)	(2.5)	-0.6%	(0.01)	$(0.01)
Non-GAAP tax adjustments (5)	(3.1)	-0.7%	(0.02)	(0.02)	2.4	0.6%	0.01	0.01	(3.5)	-0.8%	(0.02)	$(0.02)

Net income - non-GAAP	$88.7	19.4%	$0.44	$0.44	$64.6	17.0%	$0.32	$0.32	$64.4	14.9%	$0.32	$0.31

GAAP and non-GAAP weighted average common shares - basic	200.0				200.8				204.3
GAAP and non-GAAP weighted average common shares - diluted	201.9				202.9				205.7

(1) Actuarial (gains) losses recognized under GAAP in accordance with Teradyne’s mark-to-market pension accounting.

(2) Restructuring and other consists of:

	Quarter Ended
	April 2, 2017				December 31, 2016				April 3, 2016
Facility related	$1.3				$—				$—
Contingent consideration fair value adjustment	0.6				5.4				1.2
Employee severance	0.6				0.1				0.4

	$2.5				$5.6				$1.6

(3)	For the quarters ended April 2, 2017 and December 31, 2016, interest and other included non-cash convertible debt interest expense.

(4)	For the quarters ended April 2, 2017, December 31, 2016 and April 3, 2016, adjustment to exclude discrete income tax items. For the quarter ended December 31, 2016, adjustment to treat Wireless Test business segment goodwill and intangible assets impairments as discrete tax items.

(5)	For periods after December 31, 2016, the non-GAAP annual effective tax rate is based on a with and without calculation with respect to non-GAAP reconciling items.

	Quarter Ended
	December 31, 2015

Net revenues	$318.4

			Net (Loss) Income per Common Share
	December 31, 2015	% of Net Revenues	Diluted
Net loss - GAAP	$(0.6)	-0.2%	$(0.00)
Acquired intangible assets amortization	19.9	6.3%	0.10
Restructuring and other (6)	5.2	1.6%	0.03
Pension mark-to-market adjustments (7)	17.8	5.6%	0.09
Exclude discrete tax adjustments (8)	(6.3)	-2.0%	(0.03)
Non-GAAP tax adjustments	(9.9)	-3.1%	(0.05)

Net income - non-GAAP	$26.1	8.2%	$0.13

GAAP weighted average common shares - diluted	205.1
Include dilutive shares	2.1

Non-GAAP weighted average common shares - diluted	207.2

(6) Actuarial (gains) losses recognized under GAAP in accordance with Teradyne’s mark-to-market pension accounting.

(7) Restructuring and other consists of:

	December 31, 2015
Contingent consideration fair value adjustment	$5.1
Employee severance	0.1

	$5.2

(8) Adjustment to exclude discrete income tax items.

GAAP to Non-GAAP Reconciliation of Second Quarter 2017 guidance:

GAAP and non-GAAP second quarter revenue guidance:	$660 million	to	$700 million
GAAP net income per diluted share	$0.77		$0.86
Exclude acquired intangible assets amortization	0.04		0.04
Exclude non-cash convertible debt interest	0.02		0.02
Tax effect of non-GAAP adjustments	(0.02)		(0.02)

Non-GAAP net income per diluted share	$0.81		$0.90

For press releases and other information of interest to investors, please visit Teradyne’s homepage at http://www.teradyne.com.

Contact: Teradyne, Inc.

              Andy Blanchard 978-370-2425

              Vice President of Corporate Relations